UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 21, 2017
DASAN ZHONE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7195 Oakport Street
Oakland, California 94621
(Address of Principal Executive Offices, Including Zip Code)
(510) 777-7000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.
DASAN Zhone Solutions, Inc. (formerly known as Zhone Technologies, Inc., the “Company” and, with respect to periods prior to the Merger (as defined below), “Legacy Zhone”) is filing this Amendment No. 1 to Current Report on Form 8-K/A (this “Form 8-K/A”) to amend the Current Report on Form 8-K filed by the Company on March 22, 2017, for purposes of updating the financial statements referenced therein upon which investors should not rely.
Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
As previously disclosed, on March 21, 2017, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded, in consultation with management and after informing the Company’s former independent registered public accounting firm, that Legacy Zhone's unaudited condensed consolidated financial statements contained in its Amendment No. 2 to Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2016 (the “Q2 10-Q”) filed on September 7, 2016, should no longer be relied upon. Specifically, a material error in Legacy Zhone's unaudited condensed consolidated financial statements for the quarter ended June 30, 2016 may exist relating to a subsequent product return and either (i) the timing of the write-off of approximately $3.6 million in accounts receivable offset by the recording of approximately $1.2 million in inventory and the reversal of approximately $0.8 million in commission liability, resulting in an additional pre-tax loss of $1.6 million, or (ii) the omission of subsequent event disclosure with respect to that return of product by a customer after the fiscal quarter end. The return related to products that were sold in December 2014. This potential error was identified in connection with the review and restatement of the Company’s unaudited condensed consolidated financial statements for the quarter ended September 30, 2016 and after discussion with the Company’s former independent registered public accounting firm. The Audit Committee commenced an independent investigation of this matter to determine whether any financial statements of Legacy Zhone prior to the quarter ended June 30, 2016 may contain material errors.
As a result of this investigation, on March 30, 2017, the Audit Committee concluded, in consultation with management and after informing the Company’s former independent registered public accounting firm, that Legacy Zhone's unaudited condensed consolidated financial statements contained in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, September 30, 2015 and March 31, 2016 (together with the Q2 10-Q, the “10-Qs”) and Legacy Zhone's audited consolidated financial statements and assessments of internal control over financial reporting contained in its Annual Reports on Form 10-K for the years ended December 31, 2015 and 2014 (the “10-Ks”) should also no longer be relied upon due to material errors associated with the aforementioned sale and subsequent return of products. These issues are being reviewed as part of the ongoing independent investigation and may require the restatement of these financial statements. As a result of the preliminary findings, the scope of the investigation is being expanded and there may be additional errors that need to be corrected.
The Company expects to restate the affected consolidated financial statements of Legacy Zhone and file amendments to the affected 10-Qs and/or 10-Ks as soon as practicable. As a result of these errors management has determined there are one or more material weaknesses in Legacy Zhone’s internal control over financial reporting resulting in internal controls over financial reporting and its disclosure controls and procedures being ineffective for the affected periods. Management will not reach a final conclusion on these matters until completion of the investigation and the review process.

As previously reported, the acquisition by the Company of Dasan Network Solutions, Inc. (“DNS”) on September 9, 2016 (the “Merger”) has been accounted for as a reverse acquisition under which DNS was considered the accounting acquirer of the Company. As a result, the financial results of the Company following the Merger reflect the operating results of DNS and its consolidated subsidiaries for all periods through September 8, 2016, and the operating results of the combined company for all periods commencing on or after September 9, 2016. The determination that Legacy Zhone's financial statements in periods prior to the Merger need to be restated will not impact the financial statements of the Company following the Merger given the treatment of DNS as accounting acquirer.
The Audit Committee and management have discussed the matters disclosed in this filing with the Company’s current and former independent registered public accounting firms.
Cautionary Note Regarding Forward Looking Statements: This Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the independent investigation commenced by the Audit Committee, management’s assessments of the Company’s internal control over financial reporting and disclosure controls and procedures, the Company’s plan to restate Legacy Zhone's consolidated financial statements and the timing of the filing of any amendment to the affected 10-Qs and/or 10-Ks with respect thereto. The Company uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict, including those identified in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). Such risks, uncertainties and assumptions include, but are not limited to, the timing and outcome of the investigation, the discovery of additional information relevant to the investigation, the conclusions of the Audit Committee, the Board of Directors and the Company’s independent registered public accounting firm concerning matters relating to the investigation, whether the investigation will require additional changes or corrections to reported financial information (which changes or corrections may be material), whether the reassessment of the Company’s internal control over financial reporting could lead it to conclude that there were deficiencies in its internal control over financial reporting that constitute material weaknesses, unanticipated material issues that could delay the completion of the investigation, any delay in the filing of required periodic reports with the SEC, any failure to comply with Nasdaq’s periodic filing and other requirements for continued listing, the Company’s responses to potential comments from the SEC, adverse effects on the Company’s business and operations as a result of the investigation and/or any restatement, the costs and expenses of the investigation, the initiation of legal proceedings and the volatility of the Company’s stock price. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this Form 8-K/A speak only as of the date of this report and the Company assumes no obligation to update any forward-looking statements for any reason.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2017	DASAN Zhone Solutions, Inc.

	By:	/s/ KIRK MISAKA
Kirk Misaka
Chief Financial Officer